CENTURY REALTY TRUST
                   320 N. Meridian Street - Suite 823
                      Indianapolis, Indiana 46204


March 23, 1998

TO OUR SHAREHOLDERS:

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of CENTURY REALTY TRUST, an Indiana business trust, will be held at the Indianapolis Athletic Club, 5th Floor, 350 N. Meridian Street, Indianapolis, Indiana, on Wednesday, April 29, 1998, at 10:30 A.M.

     (1)  To elect one trustee; and,
     (2) To act on such other business as may properly come before the meeting and all adjournments thereof.

     The Trustees have fixed the close of business on March 23, 1998, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                           By order of the Trustees,

                                         John I. Bradshaw, Jr.

                                                        Secretary


     Please fill in, date, sign and mail promptly, the accompanying proxy in the return envelope provided for that purpose, whether or not you plan to attend the meeting.




                            CENTURY REALTY TRUST
                     320 N. Meridian Street - Suite 823
                        Indianapolis, Indiana 46204

                               PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of Century Realty Trust, an Indiana business trust (the Trust), the principal offices of which are located at 320 N. Meridian Street - Suite 823, Indianapolis, Indiana 46204. This proxy statement and the enclosed proxy were mailed on March 23, 1998.

     The enclosed proxy is solicited for use at the annual meeting of shareholders to be held April 29, 1998.

     All shares represented by the enclosed proxy will be voted in accordance with the instructions given by the shareholders, but where no instruction is given, the shares will be voted in favor of the action recommended by the Board of Trustees and, in the absence of any recommendation, in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it at any time before it is exercised by execution of another proxy or by attendance in person at the meeting.

     The entire cost of soliciting proxies will be borne by the Trust. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram by trustees and officers of the Trust and their agents.


                               PURPOSE OF MEETING

     The purpose of the meeting is to elect one trustee and to act on such other business as may properly come before the meeting. The Board of Trustees is not aware of any other business which may come before the meeting. However, the enclosed proxy authorizes the proxy holders named therein to vote on all other matters that may properly come before the meeting, and it is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.


                                     VOTING

     The close of business on March 23, 1998, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the meeting. Any person who acquired title to a share after the record date shall upon written request to the shareholder of record be entitled to receive a proxy, with power of substitution, to vote that share.
 As of March 23, 1998, the Trust has 1,547,314 shares of beneficial interest outstanding. In order to constitute a quorum, one-third of the outstanding shares must be represented at the meeting, but, if a quorum should not be present, the meeting may adjourn from time to time.

     Each share is entitled to one vote with respect to every matter submitted to a vote at the meeting, including the election of trustees.

     On March 23, 1998, all Trustees, including the nominee for election, and officers of the Trust, as a group, owned 210,761 shares or 13.6% of the total outstanding shares. No person owned of record or beneficially more that 5% of the Trust's outstanding shares of beneficial interest except as set forth in the following table:

                       Name of          Amount and Nature of      Percent of
Title of Class     Beneficial Owner     Beneficial Ownership         Class
________________________________________________________________________________

Shares of         John I. Bradshaw, Jr.        96,294                 6.2%
Beneficial        320 N. Meridian Street
Interest          Indianapolis, IN

John I. Bradshaw, Jr., is sole owner of 43,935 shares and claims beneficial ownership of 52,359 shares owned by trusts for his children and his sister.


                             ELECTION OF TRUSTEES

     The Trust Indenture provides that the number of Trustees shall be fixed from time to time by a resolution passed by a majority of the Trustees, but shall not be less than five (5) nor more than nine (9). The number of Trustees is presently fixed at five (5). At the most recent election of trustees, held at the annual meeting of shareholders on April 30, 1997, holders of 62.3% of the then outstanding shares were present at the meeting, in person or by proxy, and participated in the election.

     The percentage of shares which participated in the most recent election of each Trustee and the results of their elections, are set forth in the following schedule:

                     Percentage of
     Name of          Outstanding        Date of       Percentage of Votes
 Trustee Elected      Shares Voted       Election       For      Withheld
________________________________________________________________________________

John I. Bradshaw, Jr.     62.3%       April 30, 1997    97.0%       3.0%
King R. Traub             58.7%       April 26, 1995    97.8%       2.2%
John A. Wallace           63.9%       May 1, 1996       98.4%       1.6%
Francis M. Hapak          63.9%       May 1, 1996       97.5%       2.5%
John W. Adams             62.3%       April 30, 1997    96.2%       3.8%

     One trustee will be elected at the meeting for a term of three (3) years. He will serve until his successor is elected and qualified. Unless authority is withheld, the enclosed proxy will be voted in favor of electing King R. Traub as Trustee. In the event the nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the Board of Trustees. The nominee is presently serving as a trustee and has consented to serve if elected.

     The following table contains information with respect to the nominee:

                                               Period During   Shares of the
                                               Which He Has  Trust Beneficially
                         Principal Occupation   Served as a     Owned as of
Name and Address   Age   for Past Five Years      Trustee      March 23, 1998
________________________________________________________________________________

King R. Traub*     73    Senior Vice President  1973 to date   19,662 (1.27%)
Indianapolis, IN         David A. Noyes & Company
                         Securities Brokerage
                         Prior to 1998, President,
                         Traub and Company, Inc.
                         Securities Brokerage
                         Other Directorships:
                            None

*King R. Traub is sole owner of 13,579 shares and claims beneficial ownership of 6,083 shares owned by Jane C. Traub, his wife.


                           COMPENSATION OF TRUSTEES

     Each trustee, except the individual named in the "Summary Compensation Table", is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, Trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than John I. Bradshaw, Jr., who are also officers of the Trust. In 1997, under these arrangements, the Trust paid a total of $26,700 in trustee compensation to all trustees who, individually, were paid amounts ranging from $6,000 to $7,800.

     In 1994, the Board of Trustees granted each of the five then members of the Board an option to purchase up to 5,000 shares of beneficial interest of the Trust. In 1996, following his election to the Board of Trustees, John W. Adams was granted an option to purchase up to 5,000 shares of beneficial interest of the Trust. Except for those options, which are reported in the schedule, no options, warrants, or rights of any kind have been granted, nor have any long term or deferred compensation arrangements been awarded, to any trustee, officer or employee of the Trust.


                         SUMMARY COMPENSATION TABLE

                                       Annual Compensation
                               _________________________________   Long-Term
                                                                  Compensation
                                                                  ____________
Name and                                                  Other      Awards
Principal                                                Compen-     ______
Position                Year    Salary($)    Bonus($)   sation($)   Options(#)
____________________    ____    _________    ________   ________    __________

John I. Bradshaw, Jr.   1997     99,000         -         1,942*         -
 Exec. Vice President   1996     99,000         -         1,513*         -
 Chief Exec. Officer    1995     99,000         -         1,860*         -

*Compensation equivalent of club dues paid on behalf of named individual.


                     OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUE

                                                                  Value of
                                                                Unexercised
                                               Unexercised      In-The-Money
                                            Options at Fiscal Options at Fiscal
                Shares Acquired    Value       Year End(#)        Year End*
Name             On Exercise(#)  Realized   (All Exercisable) (All Exercisable)
____            _______________  ________   _________________ _________________

John W. Adams            700     $   875          4,300           $10,483
John I. Bradshaw, Jr.  5,000      10,625            -                 -
Francis M. Hapak       5,000      10,625            -                 -
King R. Traub          5,000      11,000            -                 -
John A. Wallace        4,000       8,500            -                 -

*Value based on $11.938 per share, the average of the published over the counter bid ($11.625) and asked ($12.25) prices on December 31, 1997.


                             PROPOSALS OF SHAREHOLDERS

     Proposals by shareholders of Century Realty Trust which are intended to be presented at the 1999 annual meeting of shareholders must be received by the Secretary at the office of the Trust not later than December 31, 1998, for inclusion in the proxy statement for that meeting.


                   INFORMATION RELATIVE TO MEMBERS OF THE BOARD
                   OF TRUSTEES WHOSE TERMS HAVE NOT YET EXPIRED

                                                 Period During    Shares of
                                                  Which He Has    the Trust
                                                  Served As A    Beneficially
                            Principal Occupation    Trustee      Owned as of
Name and Address       Age  For Past Five Years  (term expires) March 23, 1998
________________________________________________________________________________

John W. Adams          49   Vice President        1996 to date    1,700 (.11%)
Indianapolis, IN            Browning Investments, Inc.(2000)
                            Real estate development
                            Other Directorships:
                              Brightpoint, Inc.

John I. Bradshaw, Jr.  66   Exec. Vice President  1982 to date   96,294 (6.22%)
Indianapolis, IN            Century Realty Trust      (2000)
                            Other Directorships:
                              None

John A. Wallace        74   Exec. Vice President  1973 to date   16,500 (1.07%)
Indianapolis, IN            Tucker Properties, Inc.   (1999)
                            Real Estate Investment
                            Other Directorships:
                              None

Francis M. Hapak       72   Orthodontist and      1987 to date   76,605 (4.95%)
Indianapolis, IN            Real estate investor      (1999)
                            Self employed
                            Other Directorships:
                              None

John I. Bradshaw, Jr., is sole owner of 43,935 shares and claims beneficial ownership of 52,359 shares owned by trusts for his children and his sister.

John A. Wallace is the sole owner of 15,000 shares and claims beneficial ownership of 1,500 shares owned by Brenda L. Wallace, his wife.

Francis M. Hapak is the sole owner of 38,392 shares and claims beneficial ownership of 38,213 shares owned by Charlotte H. Hapak, his wife.


                              OTHER MANAGEMENT INFORMATION

     The Board of Trustees has a standing Audit Committee composed of John W. Adams and Francis M. Hapak. The Committee held two meetings separately from the Board of Trustees during the year. The Audit Committee reviews the services to be performed by the independent auditors; receives and reviews reports submitted by the independent auditors and takes such action with respect to such reports as it deems appropriate; and reviews accounting controls and procedures within the Trust. The Board of Trustees has not designated standing nominating or compensation committees.

     The Board of Trustees held eleven (11) scheduled meetings during 1997. Each of the Trustees, except for Mr. Wallace, attended 75% or more of those meetings. Mr. Wallace was out of state and unable to attend five of the meetings of the Board.


                                     AUDITORS

     The Board of Trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ending December 31, 1997. This firm has previously audited the Trust's financial statements each year beginning with 1973.

     Audit and related services for 1997 included examination of the Trust's financial statements, review and consultation regarding filings with the Securities and Exchange Commission and consultation on financial and reporting matters. In addition to audit services, the Trust engaged Ernst & Young to assist in preparation of its federal and state income tax returns.

     The Board of Trustees approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors.

     A representative of Ernst & Young is expected to be present at the annual meeting of shareholders, and will be available to respond to appropriate questions.


                                  ANNUAL REPORT

     The annual report for 1997, including audited financial statements for the year ended December 31, 1997, is included herewith as a separate enclosure, but is not incorporated herein by reference. A copy of the Annual Report to the Securities and Exchange Commission (Form 10K) for 1997 will be furnished free of charge to any shareholder upon written request to the Secretary at the office of the Trust.

                            BY ORDER OF THE TRUSTEES

                                               John I. Bradshaw, Jr.

                                                                Secretary




PROXY CARD (SIDE 1)


century
   realty           Proxy
     trust
        320 N. Meridian Street - Suite 823  Indianapolis, IN 46204


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints John A. Wallace, Francis M. Hapak and John I. Bradshaw, Jr., as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Century Realty Trust held of record by the undersigned on March 23, 1998, at the annual meeting of shareholders to be held on April 29, 1998, or any adjournment thereof.



     1. ELECTION OF ONE TRUSTEE

             King R. Traub            FOR __         WITHHOLD AUTHORITY __


     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE. THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


PROXY CARD (SIDE 2)

  RECEIPT OF THE PROXY STATEMENT DATED MARCH 23, 1998, IS HEREBY ACKNOWLEDGED.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

        THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                                            NUMBER OF SHARES

                                                            ________________


DATED__________________,1998    ____________________________________________
                                Signature
PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY  ____________________________________________
USING THE ENCLOSED ENVELOPE.    Signature of Joint Owner (if applicable)